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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 22, 2002


                                 SPX CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                        1-6498                38-1016240
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                        13515 Ballantyne Corporate Place
                               Charlotte, NC 28277
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (704) 752-4400

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Item 5.  Other Events.

         On October 22, 2002, we issued the press release filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         99.1     Press Release issued October 22, 2002

                                       1

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SPX CORPORATION


Date:  October 23, 2002             By: /s/ Patrick J. O'Leary
                                        ----------------------------------------
                                         Patrick J. O'Leary
                                         Vice President Finance, Treasurer and
                                           Chief Financial Officer

                                       S-1

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                                INDEX TO EXHIBITS

Exhibit
Number      Description
------      -----------

99.1        Press Release issued October 22, 2002

                                       E-1